UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/29/2012

Item 1.	Schedule of Investments.

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Shares	Value
Common Stocks–97.5%
Consumer Discretionary–17.2%
Diversified Consumer Services–0.0%
Zee Learn Ltd.[1]	1,750,446	$794,731
Hotels, Restaurants & Leisure–4.0%
Carnival Corp.	3,975,382	136,236,341
Lottomatica SpA	1,909,296	36,882,648
McDonald’s Corp.	1,753,710	155,255,946

		328,374,935
Household Durables–0.2%
Sony Corp.	995,328	14,164,124
Leisure Equipment & Products–0.3%
Nintendo Co. Ltd.	214,700	25,052,080
Media–4.7%
Grupo Televisa SA, Sponsored GDR	3,939,374	84,617,754
McGraw-Hill Cos., Inc. (The)	2,185,489	98,347,005
Walt Disney Co. (The)	3,291,810	159,652,785
Wire & Wireless India Ltd.[1]	9,072,951	2,178,679
Zee Entertainment Enterprises Ltd.	14,003,568	36,817,834

		381,614,057
Multiline Retail–1.0%
Pinault-Printemps-Redoute SA	562,701	80,353,694
Specialty Retail–4.1%
Abercrombie & Fitch Co., Cl. A	1,181,710	40,343,579
Industria de Diseno Textil SA	1,470,599	151,731,127
Kingfisher plc	6,755,680	30,545,829
Tiffany & Co.	2,150,228	113,854,573

		336,475,108
Textiles, Apparel & Luxury Goods–2.9%
Brunello Cucinelli SpA[1]	488,470	6,948,118
LVMH Moet Hennessy Louis Vuitton SA	957,770	145,982,014
Tod’s SpA	809,999	81,368,233

		234,298,365
Consumer Staples–9.9%
Beverages–4.3%
Carlsberg AS, Cl. B	683,173	53,832,189
Companhia de Bebidas das Americas, Sponsored ADR, Preference	2,083,650	79,866,305
Fomento Economico Mexicano SA de CV, UBD	17,436,074	155,699,539
Grupo Modelo SA de CV, Series C	6,806,150	60,205,679

		349,603,712
Food & Staples Retailing–0.6%
E-Mart Co. Ltd.	211,622	46,481,686
Food Products–2.9%
Nestle SA	1,547,381	92,192,378
Unilever plc	4,442,929	149,185,444

		241,377,822
Household Products–2.1%
Colgate-Palmolive Co.	1,617,380	168,369,258

1	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Shares	Value
Energy–4.0%
Energy Equipment & Services–2.8%
Technip SA	1,427,630	$148,980,710
Transocean Ltd.	1,719,028	76,892,122

		225,872,832
Oil, Gas & Consumable Fuels–1.2%
Repsol YPF SA	3,170,000	50,968,000
Total SA	939,702	42,408,048
YPF SA, Sponsored ADR	742,520	9,170,122

		102,546,170
Financials–13.6%
Capital Markets–3.3%
Credit Suisse Group AG	4,305,197	78,650,685
Goldman Sachs Group, Inc. (The)	891,811	85,489,002
UBS AG	9,328,691	109,093,407

		273,233,094
Commercial Banks–4.7%
Banco Bilbao Vizcaya Argentaria SA	12,408,148	89,430,133
ICICI Bank Ltd., Sponsored ADR	3,270,460	105,995,609
Itau Unibanco Holding SA, ADR, Preference	5,552,700	77,293,584
Societe Generale SA, Cl. A1	1,451,786	34,229,008
Sumitomo Mitsui Financial Group, Inc.	2,248,100	74,162,284

		381,110,618
Diversified Financial Services–0.9%
BM&F BOVESPA SA	14,988,900	75,597,489
Insurance–4.2%
Allianz SE	1,102,707	110,882,810
Dai-ichi Life Insurance Co.	73,498	85,139,854
Fidelity National Financial, Inc., Cl. A	2,331,060	44,896,216
Prudential plc	9,013,709	104,181,880

		345,100,760
Real Estate Management & Development–0.5%
DLF Ltd.	10,603,848	38,072,771
Health Care–10.8%
Biotechnology–3.8%
Amgen, Inc.	1,215,590	88,786,694
Amylin Pharmaceuticals, Inc.[1]	3,810,092	107,558,897
Gilead Sciences, Inc.[1]	1,023,070	52,463,030
Theravance, Inc.[1]	2,045,545	45,452,010
ThromboGenics NV1	446,666	12,039,972

		306,300,603
Health Care Equipment & Supplies–1.6%
Swiss Medical SA1,2,3	49,975,200	17,035,563
Zimmer Holdings, Inc.	1,807,844	116,352,840

		133,388,403
Health Care Providers & Services–3.1%
Aetna, Inc.	2,874,379	111,439,674

2	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Shares	Value
Health Care Providers & Services Continued
WellPoint, Inc.	2,253,495	$143,750,446

		255,190,120
Pharmaceuticals–2.3%
Allergan, Inc.	316,610	29,308,588
Bayer AG	1,523,131	109,831,155
Roche Holding AG	252,562	43,532,785

		182,672,528
Industrials–12.2%
Aerospace & Defense–2.9%
Embraer SA, ADR	2,920,355	77,477,018
European Aeronautic Defense & Space Co.	4,402,408	155,660,946

		233,137,964
Air Freight & Logistics–0.2%
United Parcel Service, Inc., Cl. B	211,350	16,645,926
Building Products–1.8%
Assa Abloy AB, Cl. B	5,149,324	143,990,370
Construction & Engineering–0.6%
FLSmidth & Co. AS	958,977	52,585,807
Electrical Equipment–2.0%
Emerson Electric Co.	1,568,550	73,063,059
Nidec Corp.	721,708	54,730,385
Prysmian SpA	2,377,571	35,562,108

		163,355,552
Industrial Conglomerates–3.7%
3M Co.	1,351,510	121,095,296
Siemens AG	2,201,531	185,056,065

		306,151,361
Machinery–0.8%
Fanuc Ltd.	398,600	65,488,881
Road & Rail–0.2%
All America Latina Logistica	4,440,800	18,749,307
Information Technology–26.5%
Communications Equipment–4.4%
Juniper Networks, Inc.[1]	4,849,912	79,102,065
Telefonaktiebolaget LM Ericsson, B Shares	30,900,125	281,643,218

		360,745,283
Computers & Peripherals–0.4%
Fusion-io, Inc.[1]	1,424,770	29,763,445
Electronic Equipment & Instruments–3.6%
Hoya Corp.	2,353,416	51,854,784
Keyence Corp.	371,553	91,891,758
Kyocera Corp.	589,100	50,867,052
Murata Manufacturing Co. Ltd.	1,881,204	98,684,687

		293,298,281
Internet Software & Services–5.6%
eBay, Inc.[1]	6,041,128	253,787,787
Facebook, Inc., Cl. A1	2,054,710	63,942,575

3	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

	Shares	Value
Internet Software & Services Continued
Google, Inc., Cl. A1	245,650	$142,494,196

		460,224,558
IT Services–1.1%
Infosys Ltd.	1,917,916	86,962,296
Semiconductors & Semiconductor Equipment–4.5%
Altera Corp.	4,717,207	159,630,285
Maxim Integrated Products, Inc.	5,014,765	128,578,575
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	30,589,726	83,728,193

		371,937,053
Software–6.9%
Adobe Systems, Inc.[1]	3,447,164	111,584,699
Intuit, Inc.	2,571,240	152,603,094
Microsoft Corp.	4,514,042	138,084,545
SAP AG	2,762,285	162,706,347

		564,978,685
Materials–1.4%
Chemicals–0.8%
Linde AG	426,584	66,444,024
Metals & Mining–0.6%
Iluka Resources Ltd.	3,939,400	46,162,221
Telecommunication Services–1.3%
Wireless Telecommunication Services–1.3%
KDDI Corp.	16,525	106,591,902
Utilities–0.6%
Electric Utilities–0.6%
Fortum OYJ	2,752,780	52,150,234

Total Common Stocks (Cost $6,472,980,724)		7,965,408,110
Preferred Stocks–1.6%
Bayerische Motoren Werke (BMW) AG, Preference (Cost $100,127,160)	2,667,317	131,588,800
Investment Company–0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[3,4] (Cost $63,754,470)	63,754,470	63,754,470
Total Investments, at Value (Cost $6,636,862,354)	99.9%	8,160,751,380
Other Assets Net of Liabilities	0.1	11,163,461

Net Assets	100.0%	$8,171,914,841

4	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Monthly

Footnotes to Statement of Investments

*	July 29, 2012 represents the last business day of the Fund’s 2012 quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $17,035,563, which represents 0.21% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Swiss Medical SA	5/16/94-8/31/11	$30,390,000	$17,035,563	$13,354,437

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2011	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	17,025,678	563,898,397	517,169,605	63,754,470
Swiss Medical SA	49,975,200	—	—	49,975,200

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$63,754,470	$27,083
Swiss Medical SA	17,035,563	—

	$80,790,033	$27,083

4.	Rate shown is the 7-day yield as of June 29, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,308,579,023	40.5%
Germany	766,509,201	9.4
Japan	718,627,791	8.8
France	607,614,420	7.4
Sweden	425,633,588	5.2
Brazil	328,983,703	4.0
Switzerland	323,469,255	4.0
Mexico	300,522,972	3.7
Spain	292,129,260	3.6
United Kingdom	283,913,153	3.5
India	270,821,920	3.3
Italy	160,761,107	2.0
Denmark	106,417,996	1.3
Taiwan	83,728,193	1.0
Finland	52,150,234	0.6
Korea, Republic of South	46,481,686	0.6
Australia	46,162,221	0.6
Argentina	26,205,685	0.3
Belgium	12,039,972	0.2

Total	$8,160,751,380	100.0%

5	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Foreign Currency Exchange Contracts as of June 29, 2012 are as follows:

Counterparty/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank Securities, Inc.:
Euro (EUR)	Buy	11,948	EUR	7/3/12	$15,119,934	$26,703	$1,470
Euro (EUR)	Sell	10,572	EUR	7/3/12- 7/5/12	10,560,132	1,453	23,562

						28,156	25,032
State Street:
Euro (EUR)	Buy	25,300	EUR	7/3/12	32,017,481	533,969	—
Euro (EUR)	Sell	27,022	EUR	7/3/12	34,197,580	—	570,327

						533,969	570,327

Total unrealized appreciation and depreciation						$562,125	$595,359

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

6	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

7	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at

8	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

9	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The table below categorizes amounts as of June 29, 2012 based on valuation input level:

	Level 1– Unadjusted Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$984,599,793	$416,527,301	$—	$1,401,127,094
Consumer Staples	705,518,603	100,313,875	—	805,832,478
Energy	86,062,244	242,356,758	—	328,419,002
Financials	493,453,780	619,660,952	—	1,113,114,732
Health Care	750,684,936	109,831,155	17,035,563	877,551,654
Industrials	462,691,552	537,413,616	—	1,000,105,168
Information Technology	1,703,920,831	463,988,770	—	2,167,909,601
Materials	—	112,606,245	—	112,606,245
Telecommunication Services	—	106,591,902	—	106,591,902
Utilities	52,150,234	—	—	52,150,234
Preferred Stocks
Consumer Discretionary	—	131,588,800	—	131,588,800
Investment Company	63,754,470	—	—	63,754,470

Total Investments, at Value	5,302,836,443	2,840,879,374	17,035,563	8,160,751,380
Other Financial Instruments:
Foreign currency exchange contracts	—	562,125	—	562,125

Total Assets	$5,302,836,443	$2,841,441,499	$17,035,563	$8,161,313,505

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(595,359)	$—	$(595,359)

Total Liabilities	$—	$(595,359)	$—	$(595,359)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

10	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$177,830,150	$(177,830,150)
Consumer Staples	224,316,896	(224,316,896)
Financials	77,150,248	(77,150,248)
Health Care	57,715,988	(57,715,988)
Industrials	138,515,329	(138,515,329)
Information Technology	474,826,192	(474,826,192)
Utilities	64,646,833	(64,646,833)

Total Assets	$1,215,001,636	$(1,215,001,636)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

11	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

12	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $562,125 , which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

13	Oppenheimer Global Fund

Oppenheimer Global Fund

STATEMENT OF INVESTMENTS June 29, 2012* (Unaudited)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $4,676,180 and $8,591,258, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,685,311,870

Gross unrealized appreciation	$2,088,339,853
Gross unrealized depreciation	(612,017,456)

Net unrealized appreciation	$1,476,322,397

14	Oppenheimer Global Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2012